EX-99.1
            CERTIFICATION PURSUANT TO SECTION 906 OF THE
                      SARBANES-OXLEY ACT OF 2002

                        CERTIFICATION PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                      (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Point Group Holdings, Incorporated ("Company") on Form 10-KSB for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1.  The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section
906 has been provided to Point Group Holdings, Incorporated of America and will be retained by Point Group Holdings, Incorporated and furnished to the Securities and Exchange
Commission or its staff upon request.


Dated: April 14, 2003                       /s/  John Fleming
                                            John Fleming, President